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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               October 14, 1999
                                Date of Report
                       (Date of earliest event reported)

                              INFOSPACE.COM, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


          0-25131                                    91-1718107
   (Commission File No.)                 (IRS Employer Identification Number)


                           15375 N.E. 90/th/ Street
                           Redmond, Washington 98052
                   (Address of Principal Executive Offices)

                                 425-602-0600
             (Registrant's Telephone Number, Including Area Code)
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Item 2.     Acquisition or Disposition of Assets
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       On October 14, 1999, InfoSpace.com, Inc., a Delaware corporation
("InfoSpace.com"), completed its acquisition of INEX Corporation, an Ontario company ("INEX"). In the acquisition of INEX, accounted for as a pooling of interests, approximately 900,000 shares of the common stock of InfoSpace.com (1) were issued directly to those INEX shareholders who elected to receive InfoSpace.com common stock in exchange for their INEX shares at closing, (2) will be issued upon the exchange or redemption of the exchangeable shares of InfoSpace.com Canada Holdings Inc., an indirect subsidiary of InfoSpace.com, and
(3) will be issued upon the exercise of outstanding warrants and options which were assumed from INEX by InfoSpace.com and are exercisable for shares of InfoSpace.com common stock. The transaction is valued at approximately $42.3 million based on the closing price of InfoSpace.com common stock on October 14, 1999.

Item 5.     Other Events
-------     ------------

       (a) On October 14, 1999, InfoSpace.com completed its acquisition of Union-Street.com, a Washington corporation ("Union-Street.com"). In the acquisition of Union-Street.com, accounted for as a purchase, InfoSpace.com issued approximately 450,000 shares of its common stock in exchange for all of the outstanding shares of Union-Street.com common stock, warrants and options. The transaction is valued at approximately $21.2 million based on the closing price of InfoSpace.com common stock on October 14, 1999.

       (b) On October 28, 1999, InfoSpace.com announced that it has reached a definitive agreement to acquire Zephyr Software Inc., a Delaware corporation, and its wholly owned subsidiary Zephyr Software (India) Private Limited.

       A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.     Financial Statements and Exhibits
-------     ---------------------------------

       (a)  Financial Statements of Business Acquired.

            INEX Corporation Financial Statements (previously reported in the Registration Statement on Form S-1 (No. 333-86313) filed by the registrant on September 1, 1999, as amended).

       (b)  Pro Forma Financial Information.

            Unaudited Pro Forma Combined Consolidated Financial Statements of InfoSpace.com, Inc. and INEX Corporation (previously reported in the Registration Statement on Form S-1 (No. 333-86313) filed by the registrant on September 1, 1999, as amended).

       (c)  Exhibits.

            2.1 * Agreement and Plan of Acquisition and Arrangement, dated as of August 13, 1999, by and between the registrant and INEX Corporation.

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            2.2       First Amendment to Agreement and Plan of Acquisition and
                      Arrangement, dated as of October 13, 1999, by and between the registrant and INEX Corporation.

           99.1 Press Release dated October 28, 1999, regarding InfoSpace.com's announcement of the acquisition of Zephyr Software Inc., a Delaware corporation.

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* Incorporated by reference to the Registration Statement on Form S-1 (No. 333-
  86313) filed by the registrant on September 1, 1999, as amended.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 28, 1999          InfoSpace.com, Inc.

                                 By: /s/ Ellen B. Alben
                                     ------------------------------------
                                     Senior Vice President, Legal and
                                     Business Affairs, and Secretary

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                               INDEX TO EXHIBITS

  Exhibit
  Number    Description
  ------    -------------------------------------------------------------------

   2.1 * Agreement and Plan of Acquisition and Arrangement, dated as of August 13, 1999, by and between the registrant and INEX Corporation.

   2.2 First Amendment to Agreement and Plan of Acquisition and Arrangement, dated as of October 13, 1999, by and between the registrant and INEX Corporation.

  99.1 Press Release dated October 28, 1999 regarding InfoSpace.com's announcement of the acquisition of Zephyr Software Inc., a Delaware corporation.

_______________________

* Incorporated by reference to the Registration Statement on Form S-1 (No. 333-86313) filed by the registrant on September 1, 1999, as amended.

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